UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2022 (January 25, 2022)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N. Argonne Road, Suite A 211 Spokane Valley, WA	99212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2022, Daybreak Oil and Gas, Inc. (OCT PINK:DBRM), a Washington corporation (“Daybreak” or the “Company”), obtained the approval of a majority of the outstanding shares of the Company’s Series A Preferred shares to convert each Series A Preferred share to three (3) shares of Daybreak’s common stock, par value $0.001. The accrued and unpaid dividends of $2,449,979 with respect to the Series A Preferred Stock (the “Series A Conversion”) will also be converted into 1,100,000 shares of common stock.

As previously disclosed, the Series A Conversion was undertaken in connection with the Equity Exchange Agreement (the “Exchange Agreement”) dated as of October 20, 2021 by and between Daybreak, Reabold California LLC, a California limited liability company (“Reabold”), and Gaelic Resources Ltd., a private company incorporated in the Isle of Man and the 100% owner of Reabold (“Gaelic”), pursuant to which the parties propose for (i) Gaelic to irrevocably assign and transfer all of its ownership interests in Reabold to Daybreak, and (ii) Daybreak to issue approximately 160,964,489 shares of its common stock to Gaelic (the “Daybreak Shares”), which, will result in Reabold becoming a wholly-owned subsidiary of Daybreak named “Daybreak, LLC” and Gaelic becoming the owner of Daybreak Shares (the foregoing transaction, the “Equity Exchange”).

The Series A Conversion was voted on by holders of the Series A Preferred shares as of November 30, 2021, to be effective as of that date. Pursuant to the Series A Conversion, a total of 709,568 Series A Preferred shares of the Company plus accrued and unpaid dividends converted into a total of 3,228,704 shares of Daybreak common stock.

2

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 is incorporated by reference herein. The shares of common stock to be issued pursuant to the Series A Conversion will be issued in reliance upon exemptions pursuant to Section 3(a)(9) under the Securities Act of 1933, as amended, and pursuant to applicable state securities laws and regulations, in that the shares of common were issued by the Company to its existing security holders in exchange for Series A preferred stock, and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

[signature page follows]

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: January 27, 2022

4